UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

GENOPTIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33753	33-0840570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 Aston Avenue

Carlsbad, CA 92008

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 268-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 17, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of Genoptix, Inc. (“Genoptix”), in connection with its 2009 annual bonus compensation review, awarded 2009 performance bonuses under the 2009 Annual Executive Bonus Plan of $888,000 to Dr. Tina S. Nova, Genoptix’s President and Chief Executive Officer, $342,375 to Samuel D. Riccitelli, Genoptix’s Executive Vice President and Chief Operating Officer, $251,250 to Douglas A. Schuling, Genoptix’s Executive Vice President and Chief Financial Offer, and $149,625 to Dr. Christian V. Kuhlen, Genoptix’s Vice President, General Counsel and Corporate Secretary.

On December 17, 2009, the Committee also approved 2010 base salary amounts for the named executive officers in the following amounts (which will be made effective as of January 1, 2010): $570,000 for Dr. Nova, $465,000 for Mr. Riccitelli, $365,000 for Mr. Schuling, and $310,000 for Dr. Kuhlen.

On December 17, 2009, the Committee also approved the 2010 Annual Executive Bonus Plan. The 2010 target bonus percentages under the 2010 Annual Executive Bonus Plan are set forth in the chart below.

Executive Officer	2010 Target Bonus Percentages (% of Base Salary)
Dr. Tina S. Nova President and Chief Executive Officer	85%

Samuel D. Riccitelli Executive Vice President and Chief Operating Officer	65%

Douglas A. Schuling Executive Vice President and Chief Financial Officer	50%

Dr. Christian V. Kuhlen Vice President, General Counsel and Corporate Secretary	40%

Under the 2010 Annual Executive Bonus Plan, the Committee has the discretion to award a bonus for each executive officer equal to an amount from 0 to 200% of the applicable target bonus percentage for Dr. Nova and 0 to 150% of the applicable target bonus percentage for Messrs. Riccitelli and Schuling and Dr. Kuhlen. In making its decisions regarding executive bonuses, the Committee will assess the level of individual performance of the executive officer and Genoptix’s overall performance against its operating plan for 2010, including the achievement of revenue and profitability objectives for 2010 and other corporate goals as may be considered by the Committee.

The text of the 2010 Annual Executive Bonus Plan is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

On December 17, 2009, the Committee also approved technical modifications to the form of Restricted Stock Unit Award Agreement for Executives under the Genoptix, Inc. 2007 Equity Incentive Plan. The amended form of Restricted Stock Unit Award Agreement for Executives under the Genoptix, Inc. 2007 Equity Incentive Plan and the related Restricted Stock Unit Award Grant Notice are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	2010 Annual Executive Bonus Plan.

99.2	Form of Restricted Stock Unit Award Agreement for Executives and Form of Restricted Stock Unit Award Grant Notice for Executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENOPTIX, INC.

Dated: December 22, 2009	By:	/s/ CHRISTIAN V. KUHLEN, M.D., Esq.
Christian V. Kuhlen, M.D., Esq.
Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	2010 Annual Executive Bonus Plan.

99.2	Form of Restricted Stock Unit Award Agreement for Executives and Form of Restricted Stock Unit Award Grant Notice for Executives.